UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
May 29, 2014

Douglas Emmett, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33106	20-3073047
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

808 Wilshire Boulevard, Suite 200, Santa Monica, California     90401
(Address of principal executive offices)                           (Zip Code)

Registrant’s telephone number, including area code:    (310) 255-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The voting results for the matters submitted to a vote of our stockholders at our Annual Meeting of Stockholders held on May 29, 2014, which were described in detail in our proxy statement filed with the Securities and Exchange Commission on April 16, 2014, are as follows:

1. Election of directors to serve until the 2015 Annual Meeting of Stockholders:

	For	Withheld

Dan A. Emmett	125,626,573	5,899,689
Jordan L. Kaplan	129,610,952	1,915,310
Kenneth M. Panzer	119,050,424	12,475,838
Christopher H. Anderson	129,719,831	1,806,431
Leslie E. Bider	130,531,049	995,213
David T. Feinberg	123,466,505	8,059,757
Thomas E. O'Hern	129,450,505	2,076,179
William E. Simon, Jr.	130,385,370	1,140,892

2. Non-binding advisory vote approving 2013 executive compensation:

For	Against	Abstained

111,145,147	20,342,811	38,303

3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2014:

For	Against	Abstained

134,653,195	2,257,355	41,534

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUGLAS EMMETT, INC.
Dated:	May 29, 2014	By:	/s/ THEODORE E. GUTH
Theodore E. Guth
Chief Financial Officer